EXHIBIT 10.1

INCREMENTAL TRANCHE A FACILITY COMMITMENT
ASSUMPTION AGREEMENT

dated as of July 5, 2006,

relating to the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of June 14, 2005,

among

WASHINGTON GROUP INTERNATIONAL, INC.,

THE LENDERS AND ISSUERS PARTY THERETO

and

CREDIT SUISSE,

as Administrative Agent

CREDIT SUISSE SECURITIES (USA) LLC,

as Sole Lead Arranger and Sole Bookrunner

INCREMENTAL TRANCHE A FACILITY COMMITMENT ASSUMPTION AGREEMENT dated as of July 5, 2006 (this “Agreement”), among WASHINGTON GROUP INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the Incremental Tranche A Facility Lenders party hereto (the “Incremental Tranche A Facility Lenders”) and CREDIT SUISSE, as administrative agent (in such capacity, the “Administrative Agent”).

A. Reference is made to the Second Amended and Restated Credit Agreement dated as of June 14, 2005, as amended (the “Credit Agreement”), among the Borrower, the Lenders and Issuers party thereto and Credit Suisse, as Administrative Agent.

B. Pursuant to Section 2.5(a) of the Credit Agreement, the Borrower has notified the Lenders under the Tranche B Facility that the Commitments thereunder (which aggregate $102,500,000 on the date hereof) will terminate on July 5, 2006 (the “Increase Effective Date”), subject to the concurrent effectiveness of this Agreement (the “Tranche B Facility Termination”).

C. Pursuant to Section 2.5(d) of the Credit Agreement, the Borrower has requested that the Incremental Tranche A Facility Lenders severally agree to provide the Borrower with additional Commitments under the Tranche A Facility (the “Incremental Tranche A Facility Commitments”) in the aggregate amount of $102,500,000 concurrent with the effectiveness of the Tranche B Facility Termination.

D. The Incremental Tranche A Facility Lenders are willing so to provide the Borrower with the Incremental Tranche A Facility Commitments, and the Administrative Agent is willing to consent thereto, in each case on the terms and subject to the conditions set forth herein and in the Credit Agreement.

E. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; Terms Generally. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.4 of the Credit Agreement shall apply equally to this Agreement. This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Incremental Tranche A Facility Lenders and Commitments. Schedule I attached hereto sets forth the name of each Incremental Tranche A Facility Lender and its Incremental Tranche A Facility Commitment as of the Increase Effective Date. The Incremental Tranche A Facility Commitment of each Incremental Tranche A Facility Lender shall be several and not joint. As of the Increase Effective Date, the aggregate amount of the Tranche A Facility shall be $350,000,000 and the aggregate amount of the Tranche B Facility shall be zero. As of the Increase Effective Date, the Incremental Tranche A Facility Commitments shall be deemed to be Commitments under the Tranche A Facility for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 3. Conditions Precedent. This Agreement shall become effective as of the Increase Effective Date upon the satisfaction on or prior to such date of the following conditions precedent:

(a)  The Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, the Incremental Tranche A Facility Lenders and the Administrative Agent.

(b)  On the Increase Effective Date, each of the statements set forth in clauses (b)(i) and (ii) of Section 3.2 of the Credit Agreement shall be true and correct, and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Responsible Officer of the Borrower.

(c)  The Administrative Agent shall have received (on behalf of itself and the Lenders) all fees and other amounts due and payable on or prior to the Increase Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

SECTION 4. Certain Agreements. For the avoidance of doubt and without limiting the application thereof, the parties hereto hereby agree that the provisions of Sections 11.3 and 11.4 of the Credit Agreement shall apply to the execution and delivery of, and the performance of the parties’ respective obligations under, this Agreement.

SECTION 5. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Notices. All notices hereunder shall be given in accordance with the provisions of Section 11.8 of the Credit Agreement.

SECTION 7. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 3 hereof. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 8. Headings. The headings and cover page of this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 9. Amendments, etc. This Agreement may not be amended, supplemented or otherwise modified other than in a writing signed by each of the parties hereto.

SECTION 10. Acknowledgement of Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby acknowledges its receipt of a copy of this Agreement and its review of the terms and conditions hereof, and each of the Subsidiary Guarantors hereby consents to the terms and conditions of this Agreement and the transactions contemplated hereby, and hereby confirms its guarantee and, as applicable, its grant of Collateral under the Guaranty and the Collateral Documents, respectively, and agrees that such guarantee and any such grant of Collateral shall continue to be in full force and effect and shall inure to the benefit of the Secured Parties, including the Incremental Tranche A Facility Lenders as such in respect of their Incremental Tranche A Facility Commitments and the other Obligations owed to them from time to time.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WASHINGTON GROUP INTERNATIONAL, INC.,

By	/s/ Earl L. Ward
Name: Earl L. Ward
Title: Vice President and Treasurer

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE II HERETO,

By	/s/ Earl L. Ward
Name: Earl L. Ward
Title: Authorized Signatory

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent,

By	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

By	/s/ Cassandra Droogan
Name: Cassandra Droogan
Title: Vice President

SIGNATURE PAGE TO THE
INCREMENTAL TRANCHE A FACILITY
COMMITMENT ASSUMPTION AGREEMENT
DATED AS OF JULY 5, 2006, TO THE
WASHINGTON GROUP INTERNATIONAL, INC.
SECOND AMENDED AND RESTATED CREDIT
AGREEMENT DATED AS OF JUNE 14, 2005, AS AMENDED

Name of INCREMENTAL TRANCHE A FACILITY LENDER:		Commerzbank AG, New York
and Grand Cayman Branches

	By	/s/ Christian Jagenberg
Name: Christian Jagenberg
Title: SVP and Manager

	By	/s/ Karla Wirth
Name: Karla Wirth
Title: AVP

SIGNATURE PAGE TO THE
INCREMENTAL TRANCHE A FACILITY
COMMITMENT ASSUMPTION AGREEMENT
DATED AS OF JULY 5, 2006, TO THE
WASHINGTON GROUP INTERNATIONAL, INC.
SECOND AMENDED AND RESTATED CREDIT
AGREEMENT DATED AS OF JUNE 14, 2005, AS AMENDED

Name of INCREMENTAL TRANCHE A FACILITY LENDER:		Fifth Third Bank

	By	/s/ Andrew D. Jones
Name: Andrew D. Jones
Title: Assistant Vice President

SIGNATURE PAGE TO THE
INCREMENTAL TRANCHE A FACILITY
COMMITMENT ASSUMPTION AGREEMENT
DATED AS OF JULY 5, 2006, TO THE
WASHINGTON GROUP INTERNATIONAL, INC.
SECOND AMENDED AND RESTATED CREDIT
AGREEMENT DATED AS OF JUNE 14, 2005, AS AMENDED

Name of INCREMENTAL TRANCHE A FACILITY LENDER:		HSBC Bank USA, National Association

	By	/s/ Bruce Wicks
Name: Bruce Wicks
Title: First Vice President

SIGNATURE PAGE TO THE
INCREMENTAL TRANCHE A FACILITY
COMMITMENT ASSUMPTION AGREEMENT
DATED AS OF JULY 5, 2006, TO THE
WASHINGTON GROUP INTERNATIONAL, INC.
SECOND AMENDED AND RESTATED CREDIT
AGREEMENT DATED AS OF JUNE 14, 2005, AS AMENDED

Name of INCREMENTAL TRANCHE A FACILITY LENDER:		KeyBank National Association

	By	/s/ Frank J. Jancar
Name: Frank J. Jancar
Title: Vice President

SIGNATURE PAGE TO THE
INCREMENTAL TRANCHE A FACILITY
COMMITMENT ASSUMPTION AGREEMENT
DATED AS OF JULY 5, 2006, TO THE
WASHINGTON GROUP INTERNATIONAL, INC.
SECOND AMENDED AND RESTATED CREDIT
AGREEMENT DATED AS OF JUNE 14, 2005, AS AMENDED

Name of INCREMENTAL TRANCHE A FACILITY LENDER:		The Bank of New York

	By	/s/ Lisa Y. Brown
Name: Lisa Y. Brown
Title: Managing Director

SIGNATURE PAGE TO THE
INCREMENTAL TRANCHE A FACILITY
COMMITMENT ASSUMPTION AGREEMENT
DATED AS OF JULY 5, 2006, TO THE
WASHINGTON GROUP INTERNATIONAL, INC.
SECOND AMENDED AND RESTATED CREDIT
AGREEMENT DATED AS OF JUNE 14, 2005, AS AMENDED

Name of INCREMENTAL TRANCHE A FACILITY LENDER:		Wachovia Bank, National Association

	By	/s/ John G. Taylor
Name: John G. Taylor
Title: Vice President

SIGNATURE PAGE TO THE
INCREMENTAL TRANCHE A FACILITY
COMMITMENT ASSUMPTION AGREEMENT
DATED AS OF JULY 5, 2006, TO THE
WASHINGTON GROUP INTERNATIONAL, INC.
SECOND AMENDED AND RESTATED CREDIT
AGREEMENT DATED AS OF JUNE 14, 2005, AS AMENDED

Name of INCREMENTAL TRANCHE A FACILITY LENDER:		Bank of America, N.A.

	By	/s/ Robert W. Troutman
Name: Robert W. Troutman
Title: Managing Director

SIGNATURE PAGE TO THE
INCREMENTAL TRANCHE A FACILITY
COMMITMENT ASSUMPTION AGREEMENT
DATED AS OF JULY 5, 2006, TO THE
WASHINGTON GROUP INTERNATIONAL, INC.
SECOND AMENDED AND RESTATED CREDIT
AGREEMENT DATED AS OF JUNE 14, 2005, AS AMENDED

Name of INCREMENTAL TRANCHE A FACILITY LENDER:		Abu Dhabi International Bank Inc.

	By	/s/ David J. Young
Name: David J. Young
Title: Vice President

	By	/s/ Pamela Sigda
Name: Pamela Sigda
Title: Sr. Vice President

SCHEDULE I

Incremental Tranche A Facility Lender	Incremental Tranche A Facility Commitment
Commerzbank AG, New York and Grand Cayman Branches	$10,000,000
Fifth Third Bank	$10,000,000
HSBC Bank USA, National Association	$15,000,000
KeyBank National Association	$10,000,000
The Bank of New York	$2,500,000
Wachovia Bank, N.A.	$10,000,000
Bank of America, N.A.	$30,000,000
Abu Dhabi International Bank Inc.	$15,000,000
Total:	$102,500,000

SCHEDULE II

Subsidiary Guarantors

Name of Guarantor	Jurisdiction of Organization
Badger Energy, Inc.	Delaware
Badger Middle East Inc.	Delaware
Ebasco International Corporation	Delaware
Energy Overseas International, Inc.	Delaware
Harbert-Yeargin Inc.	Delaware
Middle East Holdings Limited (f/k/a Raytheon Engineers & Constructors Middle East Limited)	Colorado
National Projects, Inc.	Nevada
Pomeroy Corporation	California
Raytheon-Ebasco Overseas Ltd.	Delaware
Rust Constructors Puerto Rico, Inc.	Nevada
Rust Constructors, Inc.	Delaware
The Leasing Corporation (f/k/a Morrison Knudsen Leasing Corporation)	Nevada
United Engineers Far East, Ltd.	Delaware
United Engineers International, Inc.	Pennsylvania
United Mid-East, Inc.	Delaware
Washington Architects LLC	Delaware
Washington Construction Corporation	Montana
Washington Demilitarization Company	Delaware
Washington Electrical, Inc.	Nevada
Washington Engineering Quality Services Corporation (f/k/a Raytheon Engineering Quality Services Corporation)	Delaware
Washington Group Argentina, Inc. (f/k/a MK Capital Company)	Nevada
Washington Group International, Inc.	Ohio
Washington Group Ireland Ltd. (f/k/a Raytheon Engineers and Constructors (Ireland) Ltd.)	Delaware

Name of Guarantor	Jurisdiction of Organization
Washington Group Latin America, Inc. (f/k/a Raytheon Engineers & Constructors Latin America, Inc.)	Delaware
Washington Infrastructure Corporation (f/k/a Raytheon Infrastructure, Inc.)	New York
Washington Infrastructure Services, Inc.	Colorado
Washington International, Inc.	Nevada
Washington Midwest LLC (f/k/a Raytheon Engineers & Constructors Midwest LLC)	Ohio
Washington Ohio Services LLC	Nevada
Washington Quality Inspection Company (f/k/a Raytheon Quality Inspection Company)	Delaware
Washington Quality Programs Company	Delaware
Washington-Catalytic, Inc.	Delaware
WGCI, Inc. (f/k/a Raytheon Constructors International, Inc.)	Delaware
WGI Asia, Inc. (f/k/a Asia Badger, Inc.)	Delaware
WGI Global, Inc. (f/k/a Yampa Mining Co.)	Nevada
WGI Industrial Services, Ltd.	Ohio
WGI Middle East, Inc. (f/k/a Cia. Internacional de Ingenieria, S.A.)	Nevada
Wisconsin Power Constructors, LLC	Wisconsin